                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

-------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        MFS(R) INTERMEDIATE INCOME TRUST
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

-------------------------------------------------------------------------------

                                   M F S(R)
                             INVESTMENT MANAGEMENT


                         MFS INTERMEDIATE INCOME TRUST
               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS, 02116

September 30, 2008

Dear Fund Shareholder:

          TWO LEADING INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND THAT
                    SHAREHOLDERS VOTE THE WHITE PROXY CARD!

We are happy to announce that ISS Corporate Governance Services, a division of RiskMetrics Group and Glass Lewis & Co., the two leading independent proxy advisory firms, are recommending that shareholders vote to re-elect J. Atwood Ives, William R. Gutow, Michael Hegarty, and Robert W. Uek as independent Trustees of the Fund and to vote AGAINST a shareholder proposal that the Trustees adopt a policy to conduct annual tender offers for shares of the Fund. Please vote today, as the Fund's annual meeting of shareholders will take place next Thursday, October 9, 2008. We are pleased that these respected, independent firms agreed that shareholders should support the Fund's Trustees, and we urge you to immediately VOTE THE ENCLOSED WHITE PROXY CARD.

You may have received a green proxy card from activist hedge fund manager Karpus Management, Inc., seeking board seats. We urge you to discard their green proxy card as we believe their interests are entirely self-motivated and inconsistent with yours.

And we're not alone in recommending that you VOTE THE ENCLOSED WHITE PROXY
CARD:

   |X| Both leading independent proxy advisory firms, recommend that you VOTE
       THE ENCLOSED WHITE PROXY CARD. These firms are independent from MFS and the Fund, and hundreds of major institutional investors and other fiduciaries rely on these firms' independent recommendations.

   |X| Both independent firms cited the Fund's strong performance and active and engaged Board.

   |X| RiskMetrics observed that "the Fund's average annual total investment return, during the one- and three-year periods ended July 31, 2008, OUTPERFORMED the average of similar closed-end bond funds as measured by Lipper, Inc." Glass Lewis noted that the Fund's performance "has generally equaled or surpassed [its] peers in recent periods."

   |X| RiskMetrics noted that Board action, specifically "changing the investment strategy, adopting a level-rate distribution plan and authorizing the Fund's investment adviser to more aggressively engage in open market purchases have effectively managed" the discount, and that since the distribution policy became effective on January 1, 2008, the Fund's discount to net asset value decreased from 13.76% to 8.21%.(1)

   |X| Glass Lewis concluded that the Karpus proposal "would not be in the best interests of the [Fund] or its shareholders." RiskMetrics agreed, stating that the Karpus proposal "could negatively impact the return for long-term shareholders of the Fund" and cause "a potential increase in the Fund's expense ratio."

----------------
(1) As of December 31, 2007, the fund's discount to net asset value was 13.76%. As of September 11, 2008, the discount was 8.21%.

How did Karpus respond after THE TWO LEADING INDEPENDENT SHAREHOLDER ADVISORY FIRMS RECOMMENDED THAT YOU VOTE FOR MANAGEMENT'S NOMINEES AND AGAINST THE KARPUS PROPOSAL? Karpus responded by sending you a letter with false and misleading statements about the current Board. And Karpus didn't mention either of the independent recommendations.

Karpus doesn't want you to know that independent firms - firms that work on behalf of shareholders - don't agree with Karpus. That's why Karpus didn't mention that THE LEADING SHAREHOLDER ADVISORY FIRMS RECOMMEND VOTES FOR THE FUND'S NOMINEES AND AGAINST THE KAPUS PROPOSAL that the Board adopt a policy to conduct annual tender offers for shares of the Fund.

We are pleased that THE LEADING INDEPENDENT SHAREHOLDER ADVISERS RECOMMEND THAT SHAREHOLDERS VOTE THE FUND'S WHITE PROXY CARD FOR THE BOARD'S NOMINEES AND AGAINST THE SHAREHOLDER PROPOSAL.

      IF YOU VALUE STRONG PERFORMANCE AND A LONG-TERM APPROACH INTENDED TO ENHANCE VALUE FOR ALL SHAREHOLDERS - VOTE THE ENCLOSED WHITE PROXY CARD
                                     TODAY!

Your Board strongly urges you not to sign any green proxy card you may receive from Karpus. Instead, YOUR BOARD URGES YOU TO SIGN AND DATE THE WHITE PROXY CARD ENCLOSED WITH THIS LETTER AND RETURN IT IN THE ENVELOPE PROVIDED.

   |X| Even if you have previously signed a Karpus proxy card, you should sign, date and return the ENCLOSED WHITE PROXY CARD. You have the right to change your vote and only your latest proxy vote counts.

   |X| If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year (as it has in past routine annual meetings) unless you complete, sign and return the ENCLOSED WHITE PROXY CARD.

   |X| Please do not send back any green proxy card you receive, even to vote against the Karpus candidates. Doing so will cancel any prior vote you cast for your Board. Please return only the ENCLOSED WHITE PROXY CARD.


Thank you for your time and attention.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President

-------------------------------------------------------------------------------

   If you have questions or need assistance voting your shares, please call:

                                THE ALTMAN GROUP

                        1200 Wall Street West, 3rd Floor
                              Lyndhurst, NJ 07071
                           (866) 207-3648 (TOLL FREE)

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION

On August 21, 2008, your fund filed with the Securities and Exchange Commission
(SEC) and began mailing to shareholders a notice of annual meeting and a definitive proxy statement, together with a WHITE PROXY CARD that can be used to elect your trustee nominees and to vote upon all the proposals expected to be presented at the annual meeting. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE 2008 ANNUAL MEETING OF SHAREHOLDERS. Shareholders can obtain additional copies of the notice of annual meeting and proxy statement, including the WHITE PROXY CARD, and other documents filed by the fund with the SEC when they become available, by contacting the fund at MFS Intermediate Income Trust, 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at (617) 954-5182. Copies of the proxy materials may also be requested by contacting our proxy solicitor, The Altman Group, toll-free at (866) 207-3648. In addition, documents filed with the SEC by the fund are available free of charge at the SEC's website at http://www.sec.gov. Your fund and its trustees and executive officers may be deemed to be participants in the solicitation of the fund's shareholders in connection with its 2008 annual meeting of shareholders. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the definitive proxy statement.

M F S(R)                        MFS INVESTMENT MANAGEMENT
INVESTMENT MANAGEMENT           MFS(R) INTERMEDIATE INCOME TRUST
                                500 Boylston Street, Boston, Massachusetts 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 10:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

                                YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE
                                YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

-------------------------------------------------------------------------------

                        MFS(R) INTERMEDIATE INCOME TRUST
       2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

VOTE BY PHONE, BY MAIL OR VIA THE INTERNET! Please be sure to sign and date ------------------------------------------- this proxy. Please sign exactly as your name appears on this proxy.
CALL:   TO VOTE YOUR PROXY BY PHONE, CALL    When shares are held by joint
        1-866-458-9858 AND ENTER THE         tenants, both should sign. When
        12-DIGIT CONTROL NUMBER FOUND ON     signing as attorney, executor,
        THE REVERSE SIDE OF THIS PROXY       administrator, trustee, or
        BALLOT. THIS TOUCH-TONE VOTING LINE  guardian, please give full title
        IS AVAILABLE 24 HOURS A DAY, SEVEN   as such. If a corporation, please
        DAYS A WEEK.                         sign in full corporate name by
                                             president or other authorized
LOG-ON: TO VOTE ON THE INTERNET GO TO        officer. If a partnership, please
        WWW.PROXYONLINE.COM AND ENTER THE    sign in partnership name by
        12-DIGIT CONTROL NUMBER FOUND ON     authorized person.
        THE REVERSE SIDE OF THIS PROXY
        BALLOT.                              PLEASE MARK YOUR VOTE ON THE
                                             ----------------------------
MAIL:   TO VOTE YOUR PROXY BY MAIL, CHECK    REVERSE OF THIS PROXY BALLOT.
        THE APPROPRIATE VOTING BOX ON THE    -----------------------------
        REVERSE SIDE OF THIS PROXY BALLOT,
        SIGN AND DATE THE BALLOT AND RETURN
        IT IN THE ENCLOSED POSTAGE-PAID      -----------------------------------
        ENVELOPE OR MAIL TO: THE ALTMAN      Shareholder sign here
        GROUP, P.O. BOX 238, LYNDHURST,
        NJ 07071.
                                             -----------------------------------
                                             Joint owner sign here


                                             -----------------------------------
                                             Date:

                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

MFS(R) INTERMEDIATE INCOME TRUST
                                                              CONTROL NUMBER

                                                               123456789123

  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS
        MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.




               THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                     IN FAVOR OF ITEM 1 AND AGAINST ITEM 2
                     --------               -------


PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

                           PROPOSALS               FOR                  WITHHOLD

1. ELECTION OF DIRECTORS:

01 - J. Atwood Ives                                [ ]                     [ ]

02 - William R. Gutow                              [ ]                     [ ]

03 - Michael Hegarty                               [ ]                     [ ]

04 - Robert W. Uek                                 [ ]                     [ ]

                                                   FOR      AGAINST      ABSTAIN

2. To act upon, if properly presented at the       [ ]        [ ]          [ ]
Meeting, a shareholder proposal that the Board of Trustees adopt a policy to conduct periodic tender offers for shares of the Trust.

3. To transact such other business as may properly come before the Meeting and any adjournments thereof.




(BARCODE HERE)                     (TAGID HERE)                     (CUSIP HERE)